UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2009

NALCO HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32342	16-1701300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 W. Diehl Rd. Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 305-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 1.01. Entry into a Material Definitive Agreement

Amendment to 2009 Credit Agreement

On November 25, 2009, the Company entered into Amendment No. 1 (the “2009 Credit Agreement Amendment”) to the Credit Agreement, dated as of May 13, 2009 (the “2009 Credit Agreement”), among Nalco Holdings LLC, the Company, Bank of America, as administrative agent, and the other lenders and agents party thereto.

The 2009 Credit Agreement Amendment increases the aggregate principal amount of additional term loans that the Company may incur under the 2009 Credit Agreement from $250 million to $550 million. The 2009 Credit Agreement Amendment requires that after giving effect to the incurrence of any such additional term loans and the application of the proceeds of such term loans to redeem the Company’s 7 3/4% Senior Notes due 2011, no more than $200 million of the Company’s 7 3/4% Senior Notes due 2011 remain outstanding.

The 2009 Credit Agreement Amendment also amends the 2009 Credit Agreement to permit the Company to use up to $200 million of its cash to redeem its 7 3/4% Senior Notes due 2011 for a period of 180 days from the date of the 2009 Credit Agreement Amendment.

The 2009 Credit Agreement Amendment also provides that once the Company incurs $300 million of additional term loans under the 2009 Credit Agreement and uses the proceeds of such incurrence to repay the Company’s 7 3/4% Senior Notes due 2011, the levels of the Secured Leverage Ratio contained in the 2009 Credit Agreement shall be automatically increased. For example, for the fourth quarter of 2009, the required maintenance level of the Secured Leverage Ratio would be increased from 2.00 to 1.00 to 2.30 to 1.00. The required maintenance levels of the other financial covenants contained in the 2009 Credit Agreement are not modified by the 2009 Credit Agreement Amendment.

The 2009 Credit Agreement Amendment allows the Company to issue an unlimited amount of additional notes meeting certain requirements in order to acquire subsidiaries, subject to the 2009 Credit Agreement’s limitations on investments.

The 2009 Credit Agreement Amendment also increases the general basket contained in the 2009 Credit Agreement’s investment covenant from $150 to $250 million and increases the basket contained in the 2009 Credit Agreement’s investment covenant to acquire non-guarantor subsidiaries from $350 million to $750 million. The 2009 Credit Agreement Amendment also permits greater access to letters of credit denominated in foreign currencies.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2009 Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Amendment to 2003 Credit Agreement

On November 25, 2009, the Company entered into Amendment No. 7 (the “2003 Credit Agreement Amendment,” and together with the 2009 Credit Agreement Amendment, the “Credit Agreement Amendments”) to the Credit Agreement, dated as of November 4, 2003 (the “2003

Credit Agreement”), among Nalco Holdings LLC, the Company, Citicorp North America, Inc., as administrative agent, and the other lenders and agents party thereto.

The 2003 Credit Agreement Amendment increases the aggregate principal amount of additional term loans that the Company may incur under the 2009 Credit Agreement by $300 million provided that the proceeds of such additional term loans are used to repay the Company’s 7 3/4% Senior Notes due 2011.

The 2003 Credit Agreement Amendment also increases the general basket contained in the 2003 Credit Agreement’s investment covenant from $100 million to $150 million and allows the Company to repay the Company’s 7 3/4 % Senior Notes due 2011 with the proceeds of additional term loans incurred under the 2009 Credit Agreement and, for a period of 180 days from the date of the 2003 Credit Agreement Amendment, with up to $200 million of its cash.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2003 Credit Agreement Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference.

Item 8.01. Other Events

In connection with the Credit Agreement Amendments described in Item 1.01, the Company is notifying the trustee under the indenture governing its U.S. Dollar-denominated 7 3/4% Senior Notes due 2011 that the Company will redeem the entire outstanding principal amount of such notes, or $190 million, on December 28, 2009. The Company expects to fund the redemption payment utilizing cash on hand and not from additional borrowings under its credit facilities.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
10.1	Amendment No. 1, dated as of November 25, 2009, to the Credit Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Syndication Agent, HSBC Securities (USA) Inc. and BMO Capital Markets, as Co-Documentation Agents, Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Revolving Credit Facility, Deutsche Bank Securities Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Term Loan Facility and BMO Capital Markets, as Joint Book Manager with respect to the Term Loan Facility.

10.2	Amendment No. 7, dated as of November 25, 2009, to the Credit Agreement, dated as of November 4, 2003, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Global Coordinators, Citicorp North America, Inc., as Administrative Agent, Bank of America, N.A., as Documentation Agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents, Citigroup Global Markets Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NALCO HOLDING COMPANY (Registrant)

By:	/s/ Stephen N. Landsman

Stephen N. Landsman Secretary

Date: November 30, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Amendment No. 1, dated as of November 25, 2009, to the Credit Agreement, dated as of May 13, 2009, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Syndication Agent, HSBC Securities (USA) Inc. and BMO Capital Markets, as Co-Documentation Agents, Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Revolving Credit Facility, Deutsche Bank Securities Inc., Banc of America Securities LLC and HSBC Securities (USA) Inc., as Joint Lead Arrangers and Joint Book Managers with respect to the Term Loan Facility and BMO Capital Markets, as Joint Book Manager with respect to the Term Loan Facility.

10.2	Amendment No. 7, dated as of November 25, 2009, to the Credit Agreement, dated as of November 4, 2003, among Nalco Holdings LLC, Nalco Company, as U.S. Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Global Coordinators, Citicorp North America, Inc., as Administrative Agent, Bank of America, N.A., as Documentation Agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents, Citigroup Global Markets Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Managers.